                                                                    EXHIBIT 10.2


                                        March 15, 2000



Network Plus, Inc.
Network Plus Corp.
234 Copeland Street
Quincy, MA 02169
Attn: Chief Financial Officer

     Re:  October 7, 1998 $60,000,000 Loan and Security Agreement
          -------------------------------------------------------

Gentlemen:

     Reference is hereby made to that certain Loan and Security Agreement dated as of October 7, 1998 (as amended, the "Loan Agreement") by and between Network Plus Corp., a Delaware corporation ("Holdings") and Network Plus, Inc., a Massachusetts corporation ("NPI"), as borrowers (individually and collectively, jointly and severally, the "Borrower"), Fleet National Bank, a national banking association, as Agent ("Agent"), and Goldman Sachs Credit Partners L.P., a Bermuda limited partnership, as syndication and arrangement agent for the Lenders (the "S&A Agent"), Fleet National Bank and the other lenders party thereto from time to time (collectively, the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meaning given to such term in the Loan Agreement.

     The Borrower has requested that the Agent and the Lenders amend certain provisions of the Loan Agreement, as follows:

     1. The Maturity Date of the Loan Agreement is hereby extended to December 31, 2000, and all references to the "Maturity Date" in the Loan Documents shall be deemed to mean and refer to December 31, 2000.

     2. The Borrower, the Agent and the Lenders agree to amend Section 7.20(a) of the Loan Agreement by deleting Section 7.20(a) of the Loan Agreement in its entirety and by inserting the following in its place and stead:

          (a) Profitability. Achieve operating EBITDA of not less than the amount shown below for the one month period corresponding thereto (except for March 31, 1999 which shall be for the six month period and for March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000, which shall each be for the three month period then ending):

         Period ending                            Minimum operating EBITDA
         -------------                            ------------------------

For the six month period ending                         ($7,000,000)
March 31, 1999

For the one month period ending                         ($1,800,000)
April 30, 1999

For the one month period ending                         ($2,800,000)
May 31, 1999

For the one month period ending                         ($2,700,000)
June 30, 1999

For the one month period ending                         ($2,500,000)
July 31, 1999

For the one month period ending                         ($2,200,000)
August 31, 1999

For the one month period ending                         ($1,800,000)
September 30, 1999

For the one month period ending                         ($1,600,000)
October 31, 1999

For the one month period ending                         ($1,800,000)
November 30, 1999

For the one month period ending                         ($4,000,000)
December 31, 1999

For the three month period ending                       ($11,500,000)
March 31, 2000

For the three month period ending                       ($9,750,000)
June 30, 2000

For the three month period ending                       ($6,950,000)
September 30, 2000

For the three month period ending                       ($3,450,000)
December 31, 2000


3. The Borrower, the Agent and the Lenders agree to amend Section 7.20(b) of the Loan Agreement by deleting Section 7.20(b) of the Loan Agreement in its entirety and by inserting the following in its place and stead;

(b) Total Revenues. Achieve total revenues, determined in accordance with GAAP, of not less than the amount shown below for the period corresponding thereto:

Period                                  Minimum Total Revenue
-------------------------------         ---------------------
For the six month period ending         $56,100,000
March 31, 1999

For the six month period ending         $61,500,000
June 30, 1999

For the six month period ending         $70,000,000
September 30, 1999

For the six month period ending         $79,500,000
December 31, 1999

For the three month period ending       $42,000,000
March 31, 2000

For the three month period ending       $50,000,000
June 30, 2000

For the three month period ending       $58,200,000
September 30, 2000

For the three month period ending       $67,825,000
December 31, 2000

     4. The amendments set forth herein shall be effective as of December 31, 1999.

     5. Notwithstanding the foregoing amendments, each and every term, condition and other provision on the Loan Agreement (as previously amended and as amended hereby) shall continue in full force and effect. The Borrower ratifies and confirms all of the representations, warranties and covenants contained in the Loan Agreement as modified hereby and agrees that the Agent and the Lenders may continue to rely upon all of the representations, warranties and covenants contained therein.

     6. This Letter Agreement incorporates all discussions and negotiations between the Agent, the Lenders and the Borrower, either express or implied, concerning the matters included herein, any custom, usage, or course of dealing to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealing shall limit, modify or otherwise affect the provisions hereof. No modifications, amendment or waiver of any provision of this Letter Agreement is effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Agent, then by a duly authorized officer thereof.

     7. This Letter Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     8. The parties hereto have caused this Letter Agreement to be duly executed as a sealed instrument as of the day and year first above written.


                                   Very Truly yours,

                                   Fleet National Bank, as Agent and a Lender

                                   By: /s/ David Belanger
                                     -------------------
                                   Name:  DAVID BELANGER
                                   Title: Assistant V.P.

                              Goldman Sachs Credit Partners, L.P., as
                              S&A Agent and a Lender


                              By: /s/ JOHN URBAN
                                  -------------------
                                  Name:   JOHN URBAN
                                  Titel:  Authorized Signatory

                            FINOVA Capital Corporation (successor in interest to Fremont Financial Corporation), as a Lender


                            By: /s/ Richard A. Sutton
                               -------------------------
                            Name:  Richard A. Sutton
                            Title: Vice President and CA

                              Transamerica Business Credit Corporation, as a Lender

                              By:  /s/ Gary P. Moro
                                  -----------------------
                                  Name: Gary P. Moro
                                  Title: Senior Vice President

Accepted and Agreed as of the 15th day of March, 2000


Network Plus Inc., as Borrower


By: /s/ George C. Alex
    -------------------------------
    Name:  George C. Alex
    Title: Chief Financial Officer


Network Plus Corp., as Borrower

By: /s/ George C. Alex
    -------------------------------
    Name:  George C. Alex
    Title: Chief Financial Officer